Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. §1350, I, Glenn David, Senior Vice President, Finance Operations and Acting Chief Financial Officer, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Zoetis Inc. for the period ended June 29, 2014 (the “Report”) (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

August 12, 2014	By:	/s/ GLENN DAVID
Glenn David
Senior Vice President, Finance Operations
and Acting Chief Financial Officer